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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            W.P. Stewart & Co., Ltd.
             (Exact Name of Registrant as Specified in Its Charter)


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
                Bermuda                                                                  98-0201080
  (State of Incorporation or Organization)                                           (I.R.S. Employer
                                                                                  Identification no.)


    Trinity Hall, 43 Cedar Avenue, P.O. Box HM 2905, Hamilton HM LX, Bermuda
       (Address of Principal Executive Offices)                       (Zip Code)


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
         If this form relates to the                    If this form relates to the
         registration of a class of securities          registration of a class of securities
         pursuant to Section 12(b) of the               pursuant to Section 12(g) of the
         Exchange Act and is effective                  Exchange Act and is effective
         pursuant to General Instruction                pursuant to General Instruction
         A.(c), please check the following              A.(d), please check the following
         box.  [X]                                      box.  [ ]

Securities Act registration statement file number to which this form relates:              333-49420
                                                                                         (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act.

          Title of Each Class                               Name of Each Exchange on Which
          to be so Registered                               Each Class is to be Registered
          -------------------                               ------------------------------


Common Stock, par value $0.001 per share                New York Stock Exchange
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                                                        Bermuda Stock Exchange
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

Securities to be registered pursuant to Section 12(g) of the Act:



                                      None
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                                (Title of Class)




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Item     1.       Securities to be Registered.

                  Reference is made to the caption "Description of Capital Stock" contained in Registrant's Registration Statement on Form F-1 (Registration No. 333-49420). The description of Registrant's common stock included in such Registration Statement and which will be included in the form of prospectus to be subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act are hereby incorporated by reference.

Item 2.           Exhibits.

                  (a) The form of stock certificate is filed as an exhibit to this Form 8-A.

                  (b) The Registrant hereby incorporates by reference its Memorandum of Association and Bye-laws filed as Exhibits 3.1 and 3.2, respectively, to the Registrant's Registration Statement on Form F-1 (Registration No. 333-49420).




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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         W.P. Stewart & Co., Ltd.
                                         (Registrant)


Dated: November 21, 2000                 By: /s/ John C. Russell
                                             -----------------------------
                                         John C. Russell
                                         Deputy Chairman & Managing Director